Exhibit 10.19

AMENDMENT NO. 1 TO

NEORX CORPORATION

KEY EXECUTIVE SEVERANCE AGREEMENT

This Amendment, dated as of March 30, 2005, is entered into by and between NEORX CORPORATION (the “Company”) and LINDA FINDLAY (the “Executive”) with respect to the Key Executive Severance Agreement between the Company and the Executive dated as of February 28, 2003 (the “Agreement”) as follows:

1.               The first sentence of Section 1 of the Agreement shall be amended by replacing “ninety (90) days” with “nine (9) months” in reference to advance notice of nonrenewal in the future.

2.               The third sentence of Section 5.5 of the Agreement (which relates to offset for other earnings) shall be deleted in its entirety.  The words “and Offset” shall be removed from the title of Section 5.5.  The words “and potential reduction” shall be deleted from Section 5.1(c) of the Agreement.

3.               Except as amended by this Amendment, the Agreement shall remain in full and force effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

NeoRx Corporation

/s/ Linda Findlay	By:	/s/Anna L. Wight
Linda Findlay	Its: Vice President, Legal